Filed pursuant to Rule 497(e)
Registration Nos. 333-129930; 811-21836

CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF (the “Fund”)

Listed on NASDAQ: BBB

A Series of ONEFUND Trust

Supplement dated September 24, 2025 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated July 29, 2025, as supplemented August 27, 2025.

On September 19, 2025, the Board of Trustees of the Trust (the “Board”) approved the change of the Trust’s name from “ONEFUND Trust” to “CYBER HORNET Trust” effective as of October 24, 2025.

Accordingly, effective as of October24, 2025, the Summary Prospectus, Prospectus and SAI are amended as follows:

All references to the Trust’s name in the Summary Prospectus, Prospectus and SAI are deleted and replaced with “CYBER HORNET Trust”.

The first paragraph in the “GENERAL INFORMATION” section of the SAI is deleted in its entirety and replaced with the following:

The CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF (the “Fund”) is a separate series of CYBER HORNET Trust, an open-end management investment company that was organized as a trust under the laws of the State of Delaware on November 9, 2005 (the “Trust”). The Trust was previously known as “Giant 5 Funds,” and changed its name to “Index Funds” in February 2014. Furthermore, the Trust was previously known as “Index Funds” and changed its name to “ONEFUND Trust” in February 2023. The Trust changed its name from “ONEFUND Trust” to “CYBER HORNET Trust” in October 2025.

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This supplement should be retained with your Summary Prospectus,
Prospectus, and SAI for future reference.